UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 23, 2022

NeuBase Therapeutics, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-35963	46-5622433
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

350 Technology Drive, Pittsburgh, PA	15219
(Address of Principal Executive Offices)	(Zip Code)

(412) 763-3350
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	NBSE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR § 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR § 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 23, 2022, NeuBase Therapeutics, Inc. (the “Company”) promoted William Mann, Ph.D., the Company’s current Chief Operating Officer, to President of the Company. Dr. Mann will now serve as President and Chief Operating Officer of the Company. Dietrich A. Stephan, Ph.D. will continue to serve as the Company’s Chief Executive Officer.

Dr. Mann, age 61, has served as the Chief Operating Officer of the Company since July 2020. Previously, Dr. Mann served as the President, CEO, and Board member of Helsinn Therapeutics U.S., where he transformed the development-focused company into a profitable commercial entity with a portfolio that included Aloxi®, Akynzeo®, Halaven®, and Zykadia®. Prior to Helsinn, he was Vice President of Corporate Development at Sapphire Therapeutics, where he led several business development transactions, including the licensing of anamorelin to Ono Pharmaceutical Co, Ltd and played a key role in the sale of the company to Helsinn Healthcare SA. Also in this role, Dr. Mann managed the international Phase 2B study of anamorelin, which is now approved in Japan as Adlumiz® for the treatment of cancer cachexia. Dr. Mann began his professional career at Novartis, where he led a multidisciplinary drug discovery program and later served as Director of Business Development. He received bachelor and doctorate degrees in biochemistry from the University of Aberdeen, Scotland, completed postdoctoral studies at The Rockefeller University, and obtained an MBA from Rutgers University.

There are no family relationships, as defined in Item 401 of Regulation S-K, between Dr. Mann and any director or executive officer of the Company. Dr. Mann has not engaged in any transaction that would be reportable as a related party transaction under Item 404(a) of Regulation S-K.

Item 8.01.	Other Events.

On June 29, 2022, the Company issued a press release announcing the promotion of Dr. Mann as President of the Company. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated June 29, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEUBASE THERAPEUTICS, INC.
(Registrant)

Date: June 29, 2022	By:	/s/ Todd P. Branning
Todd P. Branning
Chief Financial Officer